Exhibit 99.1

Callon and Carrizo Shareholders Approve Merger

HOUSTON, Dec. 20, 2019 – Callon Petroleum Company (NYSE: CPE) (“Callon”) and Carrizo Oil & Gas, Inc. (NASDAQ: CRZO) (“Carrizo”) today announced that both companies’ common shareholders voted to approve all proposals necessary for the parties’ pending all-stock transaction at today’s respective special meetings held by each company. The merger is expected to close by end of business today, December 20, 2019. Under the terms of the merger agreement, Carrizo shareholders will receive 1.75 shares of Callon common stock for each share of Carrizo common stock they own.

“We appreciate the strong support we received for our combination,” said Joe Gatto, President and Chief Executive Officer of Callon. “Together with Carrizo, we are creating a leading oil and gas company that is positioned to accelerate the achievement of our stated goals regarding increasing returns on capital and sustainable free cash flow generation. As a larger enterprise, we will employ a more efficient scaled development model that will drive a lower cost of supply and underpin resilient performance over time. We look forward to delivering to our shareholders and other stakeholders the significant benefits we believe this combination provides.”

About Callon

Callon is an independent energy company focused on the acquisition and development of unconventional onshore oil and natural gas reserves in the Permian Basin in West Texas. This news release is posted on Callon’s website at www.callon.com, and will be archived for subsequent review under the “News” link on the top of the homepage.

About Carrizo

Carrizo Oil & Gas, Inc. is a Houston-based energy company actively engaged in the exploration, development, and production of oil and gas from resource plays located in the United States. Our current operations are principally focused on proven, producing oil and gas plays in the Eagle Ford Shale in South Texas and the Permian Basin in West Texas.

Cautionary Statement Regarding Forward Looking Statements

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include all statements regarding the expected timing of the closing of the merger; the results, effects, benefits and synergies of the merger; wells anticipated to be drilled and placed on production; future levels of drilling activity and associated production and cash flow expectations; Callon’s 2019 production guidance and capital expenditure forecast; estimated reserve quantities and the present value thereof; and the implementation of Callon’s business plans and strategy, as well as statements including the words “believe,” “expect,” “plans,” “may,” “will,” “should,” “could,” and words of similar meaning. These statements reflect Callon’s current views with respect to future events and financial performance based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. No assurances can be given, however, that these events will occur or that these projections will be achieved, and actual results could differ materially from those projected as a result of certain factors. Any forward-looking statement speaks only as of the date on which such statement is made and Callon undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Some of the factors which could affect Callon’s future results and could cause results to differ materially from those expressed in Callon’s forward-looking statements include finalization of closing matters and satisfaction of closing conditions; the volatility of oil and natural gas prices; ability to drill and complete wells; operational, regulatory and environment risks; cost and availability of equipment and labor; Callon’s ability to finance Callon’s activities; the ultimate timing, outcome and results of integrating the operations of Carrizo and Callon; the effects of the business combination of Carrizo and Callon, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies and other benefits in the timeframe expected or at all; and other risks more fully discussed in Callon’s filings with the Securities and Exchange Commission, including Callon’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, available on Callon’s website or the SEC’s website at www.sec.gov.

Contact for Callon

Mark Brewer

Director of Investor Relations

or

Kate Schilling

Investor Relations

Callon Petroleum Company

ir@callon.com

(281) 589-5200

Contact for Carrizo

Jeffrey P. Hayden, CFA

Vice President—Financial Planning and Analysis

(713) 328-1044

or

Kim Pinyopusarerk

Manager—Investor Relations

(713) 358-6430